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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Allied Capital Lending Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:*

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     (2) Aggregate number of securities to which transaction applies:*

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:*

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     (5) Total fee paid:*

                               Previously Paid
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     [ ] Fee paid previously with preliminary materials.

     [X] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:*

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     (2) Form, schedule or registration statement no.:*

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     (3) Filing party:*

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     (4) Date filed:*

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    * A registration fee in the amount of $215,064.34 was paid pursuant to a registration statement on Form N-14 dated September 26, 1997 (333-36459) (the "Registration Statement") whereby 46,606,867 shares of Allied Capital Lending Corporation ("Allied Lending") were registered. The Registration Statement relates to securities of Allied Lending issuable to holders of common stock of Allied Capital Corporation, a Maryland corporation ("Allied I"), Allied Capital Corporation II, a Maryland corporation ("Allied II"), Allied Capital Commercial Corporation, a Maryland corporation ("Allied Commercial"), and Allied Capital Advisers, Inc., a Maryland corporation ("Advisers"), in the proposed merger of Allied I, Allied II, Allied Commercial, and Advisers into the Allied Lending (the "Merger").

    Pursuant to Rule 457(f), the registration fee was computed on the basis of the market value of Allied I, Allied II, Allied Commercial, and Advisers common stock to be exchanged in the Merger, computed in accordance with Rule 457(c) on the basis of the high and low prices per share of such stock on the Nasdaq National Market on September 23, 1997.










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                      ALLIED CAPITAL LENDING CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints WILLIAM L. WALTON, GEORGE C. WILLIAMS and TRICIA B. DANIELS, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned, to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at The Residence Inn by Marriott, 7335 Wisconsin Avenue, Bethesda, Maryland 20814 on November 26, 1997, and at any and all adjournments or postponements thereof, as indicated on the reverse side.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED. If any other business is presented at the Special Meeting, this proxy will be voted by the proxies in their best judgement, including a motion to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                           (Continued on reverse side)

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A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

PLEASE MARK, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.


                                                                     FOR   AGAINST   ABSTAIN
1.   The Merger Proposal to approve and adopt the Merger             [ ]     [ ]       [ ]
     Agreement by and among Allied I, Allied II, Allied
     Commercial, Allied Lending, and Advisers, and to effect
     other related corporate matters, as described in the
     Joint Proxy Statement/Prospectus.


                                                                     FOR   AGAINST   ABSTAIN
2.   The Plan Proposal to adopt the ACC Stock Option Plan,           [ ]     [ ]       [ ]
     as described in the Joint Proxy Statement/Prospectus.
(TO BE VOTED UPON BY ALLIED LENDING STOCKHOLDERS ONLY)



SIGNATURE:                                        DATE:
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SIGNATURE:                                        DATE:
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                 IF HELD JOINTLY

IMPORTANT: Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer or partner.

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